Exhibit 99.2
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(dollars in thousands, except share and per share data)
Introduction
On February 28, 2020, Clarivate Plc (“Clarivate” or the “Company”) acquired 100% of the assets, liabilities and equity interests of Decision Resources Combined ("DRG"), a premier provider of high-value data, analytics and insights products and services to the healthcare industry, from Piramal Enterprises Limited ("PEL"), which is a part of global business conglomerate Piramal Group. The acquisition helps Clarivate expand its core businesses and provides the Company with the potential to grow in the Life Sciences Product Line.
The aggregate consideration paid in connection with the closing of the DRG acquisition was $964,997, comprised of $900,000 of base cash plus $6,100 of adjusted closing cash paid on the closing date and up to 2,895,638 of the Company's ordinary shares to be issued to PEL following the one-year anniversary of closing. The contingent stock consideration was valued at $58,897 on the closing date and will be revalued by the Company at each period end.
In February 2020, the Company completed an underwritten public offering of 27,600,000 of its ordinary shares (the "Offering"), generating net proceeds of $540,736, which were used to fund a portion of the cash consideration for the DRG acquisition. In addition, the Company incurred an incremental $360,000 of term loans under its term loan facility and used the net proceeds from such borrowings, together with cash on hand, to fund the remainder of the cash consideration for the DRG acquisition and to pay related fees and expenses.
The aforementioned events are hereinafter referred to as the DRG Transactions.
A pro forma balance sheet as of March 31, 2020 is not required as the Company’s balance sheet as of March 31, 2020 included in Clarivate's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 reflects the impact of the acquisition.
The following unaudited pro forma condensed combined statements of operations give effect to the DRG Transactions and include adjustments for the following:

•
application of the acquisition method of accounting under the provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Codification, which the Company refers to as ASC 805, “Business Combinations”;

•	incremental term loan borrowings of $360,000; and underwritten public offering of 27,600,000 of Clarivate ordinary shares used to fund the acquisition of DRG;

•	transaction costs incurred in connection with the DRG acquisition; and

•	certain reclassifications to conform the historical financial statement presentation of DRG and Clarivate.
The following unaudited pro forma condensed combined statements of operations and related notes are based on and should be read in conjunction with (i) the historical audited consolidated financial statements of Clarivate and the related notes included in Clarivate’s Annual Report on Form 10-K for the year ended December 31, 2019 (ii) the historical unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2020 and the related notes included in Clarivate’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 and (iii) the historical audited combined financial statements of DRG and the related notes as of and for the year ended December 31, 2019.
The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the three months ended March 31, 2020, give effect to the DRG Transactions as if they had occurred on January 1, 2019, and combine the historical results of operations of Clarivate and DRG. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2020 combines the unaudited condensed consolidated statement of operations of Clarivate for the three months ended March 31, 2020, with DRG’s statement of operations for the period from January 1, 2020 through February 27, 2020 derived from the books and records of DRG.The historical statements of operations of Clarivate and DRG have been adjusted in the accompanying pro forma condensed combined statements of operations to give pro forma effect to events that are (i) directly attributable to the DRG Transactions, (ii) factually supportable and (iii) expected to have a continuing impact on the combined results.
The unaudited pro forma condensed combined statements of operations and related notes are being provided for illustrative purposes only and do not purport to represent what the actual combined results of operations would have been had the DRG Transactions been completed on the date indicated, nor are they necessarily indicative of the combined future results of operations for any future period.
The unaudited pro forma condensed combined statements of operations give effect to the acquisition of DRG using the acquisition method of accounting under U.S. GAAP. The acquisition method of accounting is dependent upon certain procedures, such as valuations, appraisals, and discussions and input from DRG management, which have been performed to obtain the necessary information to recognize the acquired assets and liabilities at fair value. The purchase price allocation for this acquisition as of the close date of February 28, 2020 is preliminary and may change upon completion of the determination of the fair value of assets acquired and liabilities assumed. The final purchase price allocation may be different from that reflected in the pro forma purchase price allocation presented herein, and these differences may be material.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2020
(In thousands, except share and per share data)

			Note 3		Note 4			Note 4
	Clarivate (Historical)	DRG Period from January 1, 2020 to February 27, 2020 (Historical)	Acquisition and Related Pro Forma Adjustments		Financing Pro Forma Adjustments		Pro Forma Combined
Revenues, net	$240,592	$23,215	$1,534	(e)	$—		$265,341
Operating costs and expenses:
Cost of revenues, excluding depreciation and amortization	(82,399)	(14,918)	—		—		(97,317)
Selling, general and administrative costs, excluding depreciation and amortization	(86,948)	(18,981)	5,335	(a)	—		(100,594)
Share-based compensation expense	(17,469)	(47,387)	47,387	(d)	—		(17,469)
Depreciation	(2,329)	(1,273)	—		—		(3,602)
Amortization	(49,112)	(3,136)	(4,412)	(b)	—		(56,660)
Transaction expenses	(26,689)	—	17,276	(c)			(9,413)
Transition, integration and other related expenses	(2,232)	—	—		—		(2,232)
Restructuring	(7,754)	—	—		—		(7,754)
Other operating income (expense), net	6,032	698	—		—		6,730
Total operating expenses	(268,900)	(84,997)	65,586		—		(288,311)
Loss from operations	(28,308)	(61,782)	67,120		—		(22,970)
Interest expense, net	(30,940)	(6,623)	—		11,287	(f)	(26,276)
Loss before income tax	(59,248)	(68,405)	67,120		11,287		(49,246)
Benefit (Provision) for income taxes	(14,753)	23,106	—		(23,545)	(g)	(15,192)
Net loss	$(74,001)	$(45,299)	$67,120		$(12,258)		$(64,438)
							—
Per share:							—
Basic and diluted	$(0.22)						$(0.18)

Weighted average shares outstanding
Basic and diluted	343,129,833						355,261,701	(h)
The accompanying notes are an integral part of this Unaudited Pro Forma Condensed Combined Statement of Operations.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2019
(In thousands, except share and per share data)

		Note 2	Note 3		Note 4			Note 4
	Clarivate (Historical)	DRG (Historical)	Acquisition and Related Pro Forma Adjustments		Financing Pro Forma Adjustments		Pro Forma Combined
Revenues, net	$974,345	$207,107	$—		$—		$1,181,452
Operating costs and expenses:
Cost of revenues, excluding depreciation and amortization	(346,503)	(96,751)	—		—		(443,254)
Selling, general and administrative costs, excluding depreciation and amortization	(368,675)	(76,500)	4,337	(a)	—		(440,838)
Share-based compensation expense	(51,383)	(5,374)	—		—		(56,757)
Depreciation	(9,181)	(7,223)	—		—		(16,404)
Amortization	(191,361)	(23,388)	(21,900)	(b)	—		(236,649)
Impairment on assets held for sale	(18,431)	—	—		—		(18,431)
Transaction expenses	(46,214)	(69)	439	(c)			(45,844)
Transition, integration and other related expenses	(14,239)	—	—		—		(14,239)
Restructuring	(15,670)	—	—		—		(15,670)
Legal Settlement	39,399	—	—		—		39,399
Other operating income (expense), net	4,826	1,900	—		—		6,726
Total operating expenses	(1,017,432)	(207,405)	(17,124)		—		(1,241,961)
Loss from operations	(43,087)	(298)	(17,124)		—		(60,509)
Interest expense, net	(157,689)	(19,002)	—		(1,460)	(f)	(178,151)
Loss before income tax	(200,776)	(19,300)	(17,124)		(1,460)		(238,660)
Benefit (Provision) for income taxes	(10,201)	(1,173)	—		4,166	(g)	(7,208)
Net loss	$(210,977)	$(20,473)	$(17,124)		$2,706		$(245,868)
							—
Per share:							—
Basic and diluted	$(0.77)						$(0.82)

Weighted average shares outstanding
Basic and diluted	273,883,342						301,483,342	(h)
The accompanying notes are an integral part of this Unaudited Pro Forma Condensed Combined Statement of Operations.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
(dollars in thousands, except share and per share data)
1. Basis of Presentation
The accompanying unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019 and the three months ended March 31, 2020, give effect to the DRG Transactions as if they had occurred on January 1, 2019, and combine the historical results of operations of Clarivate and DRG. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2020 combines the unaudited condensed consolidated statement of operations of Clarivate for the three months ended March 31, 2020, with DRG’s statement of operations for the period from January 1, 2020 through February 27, 2020 derived from the books and records of DRG.
The historical statements of operations of Clarivate and DRG have been adjusted in the accompanying pro forma condensed combined statements of operations to give pro forma effect to events that are (i) directly attributable to the DRG Transactions, (ii) factually supportable and (iii) expected to have a continuing impact on the combined results. Direct, incremental acquisition-related transaction costs reflected in the historical financial statements of Clarivate or DRG are removed from the unaudited pro forma condensed combined statements of operations because they will not have a continuing impact on the combined results. Additionally, other adjustments have been made for items that will not have an ongoing impact including share-based compensation expense related to the acceleration of equity awards.
The accompanying unaudited pro forma condensed combined statements of operations and related notes are presented for illustrative purposes only and do not purport to be indicative of the actual results that would have been achieved if the DRG Transactions had been consummated on the date indicated, or that will be achieved in the future. The pro forma condensed combined statements of operations do not reflect the costs of any integration activities or benefits that may result from realization of revenue growth or operational synergies expected to result from the DRG Transactions.
The unaudited pro forma condensed combined statements of operations should be read in conjunction with the historical financial statements described in the opening section of this exhibit.
There were no material transactions and balances between Clarivate and DRG for the periods presented.
2. Reclassification Adjustments
Certain reclassifications have been made to the historical presentation of the combined statement of operations of DRG to conform to the financial statement presentation of Clarivate. The following summarizes the reclassification adjustments in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2019.

DRG Historical Combined Statement of Comprehensive Loss Line Items	Clarivate Historical Consolidated Statement of Operations Line Items	DRG Historical Combined Statement of Comprehensive Loss	Reclassification (Rounded)	DRG Adjusted Historical Combined Statement of Operations (Unaudited, Rounded)
Cost of revenues		$(98,270)	$1,519	$(96,751)
Selling and marketing expenses		(26,889)	26,889	—
General and administrative expenses		(52,682)	52,682	—
Non-operating income		1,900	(1,900)	—
Related party expenses, other than interest expense		(784)	784	—
	Selling, general and administrative costs, excluding depreciation and amortization		(76,500)	(76,500)
	Share-based compensation expense		(5,374)	(5,374)
	Other operating income (expense), net		1,900	1,900
Depreciation and amortization		(30,480)	30,480	—
Impairment of intangible assets		(131)	131	—
	Depreciation		(7,223)	(7,223)
	Amortization		(23,388)	(23,388)

3. Purchase Price Accounting and Related Adjustments
The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2019, and the three months ended March 31, 2020, give effect to the DRG Transactions as if they occurred on January 1, 2019.

(a)
Represents the removal of incremental executive salaries paid during the year ended December 31, 2019 and executive severance paid during the period January 1, 2020 to February 27, 2020 and recorded in DRG’s historical statements of operations and incurred in contemplation of the sale of DRG.

(b)
Upon consummation of the acquisition of DRG, Clarivate recognized assets of $381,000 for customer relationships, $50,200 for database and content, $5,200 for tradename, $23,000 for purchased software and $28,000 for backlog.

All amortization adjustments related to identified intangible assets as a result of the DRG Transactions are recorded to Amortization expense. The estimated amortization expense was computed using the straight-line method based on an estimated useful life of the identifiable definite-lived intangible assets.
The final determination of the fair value of intangible assets, as well as estimated useful lives, if any, remains subject to change and will be finalized during the measurement period that does not exceed twelve months. Any resulting change in the fair value would have a direct impact to amortization expense, which could be material.

			Amortization Estimate
	Estimated Fair Value	Remaining Weighted-Average Amortization Period	Three Months Ended March 31, 2020	Year Ended December 31, 2019
Customer Relationships	$381,000	17.6	$5,635	$22,541
Database and Content	50,200	4.7	2,697	10,787
Tradenames	5,200	4.0	325	1,300
Purchased Software	23,000	6.4	902	3,607
Backlog	28,000	4.0	1,763	7,053
Total	$487,400		11,322	45,288
Eliminate Historical DRG amortization expense			(6,910)	(23,388)
Pro forma amortization adjustment			$4,412	$21,900

(c)
Represents the removal of actual transaction costs related to the DRG Transactions included in the consolidated statement of operations of Clarivate for the three months ended March 31, 2020 and the year ended December 31, 2019 because their impact is non-recurring. The transaction costs primarily consist of legal and other professional services fees.

(d)	Represents one-time share-based compensation costs that were recognized by DRG as a result of existing change in control provisions related to DRG’s employee incentive plans.

(e)	Represents the removal of the deferred revenues fair value adjustment included in Clarivate’s historical results for the three months ended March 31, 2020.
Note 4: Financing Adjustments

(f)	Represents adjustments to interest expense related to the following:

	Three Months Ended March 31, 2020	Year Ended December 31, 2019
Estimated interest expense on new financing (1)	$(2,944)	$(19,853)
Elimination of historical interest expenses (2)	2,801	17,450
Amortization of deferred financing costs (3)	(42)	(650)
Remove historical DRG interest expense (4)	3,822	1,593
Remove term loan facility termination fee (5)	7,650	—
Total pro forma adjustment to interest expense	$11,287	$(1,460)

(1)
In connection with the DRG Transactions, the Company incurred an incremental $360,000 of term loans under its term loan facility to fund a portion of the acquisition of DRG and to pay related fees and expenses. The incremental term loan borrowings are covered by the same terms and covenant requirements of the Company's existing term loan facility. The estimated interest rates and adjustments are based on historical LIBOR rates and estimated interest rate spreads based on the terms of the Company's executed debt agreement.

(2)	Represents the elimination of DRG’s historical interest expense included in its statements of operations as a result of the extinguishment of DRG’s debt upon consummation of the DRG Transactions.

(3)	Represents the amortization of estimated deferred financing costs in connection with the Company’s incremental $360,000 term loan.

(4)	Represents the elimination of historical amortization of deferred financing costs included in DRG’s statements of operations.

(5)	Represents the removal of interest expense related to a termination fee for Clarivate’s bridge facility that was not utilized.
A 1/8 percent change in the interest assumed above would result in an aggregate increase or decrease to interest expense of $70 for the three months ended March 31, 2020 and $403 for the year ended December 31, 2019.

(g)
Represents adjustments to income tax benefit (provision) for the impact of the pro forma adjustments using an estimated blended statutory income tax rate of 27.2% for both the three months ended March 31, 2020 and for the year ended December 31, 2019. The actual effective tax rate of Clarivate may differ materially from the pro forma tax rates due to, among other factors, changes in tax laws, the impact of permanent tax differences, income tax reserves determined in connection with the acquisition and tax planning.

(h)
The pro forma basic and diluted earnings per share calculations are based on the basic and diluted weighted average shares of Clarivate ordinary shares plus ordinary shares issued in February 2020 by Clarivate through the Offering, proceeds of which were used to fund a portion of the cash consideration for the DRG acquisition. The pro forma basic and diluted weighted average shares outstanding are a combination of the historical weighted average shares of Clarivate ordinary shares and the ordinary share impact of the Offering.

Weighted average shares outstanding are as follows:

	Three Months Ended March 31, 2020	Year Ended December 31, 2019
Historical Clarivate weighted average shares outstanding - basic and diluted	343,129,833	273,883,342
Clarivate ordinary shares issued pursuant to the Offering	12,131,868	27,600,000
Pro forma weighted average shares - basic and diluted	355,261,701	301,483,342